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Safe Harbor 2 In keeping with the SEC’s “Safe Harbor” guidelines, certain statements made during this presentation could be considered forward-looking and subject to certain risks and uncertainties that could cause results to differ materially from those projected. When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements. Such forward-looking statements include, but are not limited to, our business and investment strategy, our understanding of our competition, current market trends and opportunities, projected operating results, and projected capital expenditures. These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated including, without limitation: general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy, and the degree and nature of our competition. These and other risk factors are more fully discussed in the Company’s filings with the Securities and Exchange Commission. EBITDA is defined as net income before interest, taxes, depreciation and amortization. EBITDA yield is defined as trailing twelve month EBITDA divided by the purchase price. EBITDA, FFO, AFFO, CAD and other terms are non-GAAP measures, reconciliations of which have been provided in prior earnings releases and filings with the SEC. This overview is for informational purposes only and is not an offer to sell, or a solicitation of an offer to buy or sell, any securities of Ashford Hospitality Trust, Inc. and may not be relied upon in connection with the purchase or sale of any such security.

Economic & Industry Overview 3

Real GDP Growth % 4 -20.0% -15.0% -10.0% -5.0% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 2011 Real GDP Growth: 1.8% Source: U.S. Dept. of Commerce: BEA & Historical Statistics of the United States: - Cambridge

Hotel Demand Driven by Economy 5 -8.0 -6.0 -4.0 -2.0 0.0 2.0 4.0 6.0 8.0 Real GDP Growth Hotel Demand Growth R-squared = 0.59 Source: Smith Travel Research & U.S. Dept. of Commerce: BEA

U.S. Demand Will Outpace Supply 6 -8.0 -6.0 -4.0 -2.0 0.0 2.0 4.0 6.0 8.0 Yea r- o v e r- Year % G ro wt h Supply Growth Demand Growth PKF Forecast Source: Smith Travel Research & PKF

RevPAR Forecast - PKF 7 7.7% 6.1% -2.0% -16.7% 5.4% 8.2% 6.8% 6.2% 8.8% 6.5% 3.5% -20.0% -15.0% -10.0% -5.0% 0.0% 5.0% 10.0% 15.0% 2006 2007 2008 2009 2010 2011 2012 2013F 2014F 2015F 2016F Historical RevPAR Growth Forecasted RevPAR Growth 4-Year RevPAR Growth CAGR: 6.2% Source: Smith Travel Research & PKF

Potential Industry EBITDA Growth Rates 8 − With strong potential RevPAR gains, those companies with reasonable flow-throughs could experience significant EBITDA growth − PKF estimates 2-year cumulative EBITDA growth of about 26%* *Based on PKF RevPAR/ADR/Occupancy projections and EBITDA growth resulting from PKF EBITDA change regression equation CUMULATIVE 2-YEAR EBITDA GROWTH COMPOUNDED 2-YEAR REVPAR GROWTH RATE 26.0% 5.0% 5.5% 6.0% 6.5% 7.0% 2 -YE A R EBITD A FL O W % 20.0% 8.2% 9.0% 9.9% 10.7% 11.6% 25.0% 10.3% 11.3% 12.4% 13.4% 14.5% 30.0% 12.3% 13.6% 14.8% 16.1% 17.4% 35.0% 14.4% 15.8% 17.3% 18.8% 20.3% 40.0% 16.4% 18.1% 19.8% 21.5% 23.2% 45.0% 18.5% 20.3% 22.2% 24.2% 26.1% 50.0% 20.5% 22.6% 24.7% 26.8% 29.0% 55.0% 22.6% 24.9% 27.2% 29.5% 31.9% 60.0% 24.6% 27.1% 29.7% 32.2% 34.8% 65.0% 26.7% 29.4% 32.1% 34.9% 37.7% 70.0% 28.7% 31.6% 34.6% 37.6% 40.6%

Potential Industry EBITDA Growth Rates 9 − With strong potential RevPAR gains, those companies with reasonable flow-throughs could experience significant EBITDA growth − PKF estimates 4-year cumulative EBITDA growth of about 48%* CUMULATIVE 4-YEAR EBITDA GROWTH COMPOUNDED 4-YEAR REVPAR GROWTH RATE 55.4% 5.0% 5.5% 6.0% 6.5% 7.0% 4 -YE A R EBITD A FL O W % 20.0% 17.2% 19.1% 21.0% 22.9% 24.9% 25.0% 21.6% 23.9% 26.2% 28.6% 31.1% 30.0% 25.9% 28.7% 31.5% 34.4% 37.3% 35.0% 30.2% 33.4% 36.7% 40.1% 43.5% 40.0% 34.5% 38.2% 42.0% 45.8% 49.7% 45.0% 38.8% 43.0% 47.2% 51.6% 55.9% 50.0% 43.1% 47.8% 52.5% 57.3% 62.2% 55.0% 47.4% 52.5% 57.7% 63.0% 68.4% 60.0% 51.7% 57.3% 63.0% 68.8% 74.6% 65.0% 56.0% 62.1% 68.2% 74.5% 80.8% 70.0% 60.3% 66.9% 73.5% 80.2% 87.0% *Based on PKF RevPAR/ADR/Occupancy projections and EBITDA growth resulting from PKF EBITDA change regression equation

Company Highlights 10

Total Shareholder Return 11 37% 31% 115% 143% 28% 35% 84% 106% 16% 5% 58% 203% -20% -43% -27% -15% 26% -100% -50% 0% 50% 100% 150% 200% 250% 1-Yr 2-Yr 3-Yr 4-Yr 5-Yr 6-Yr 7-Yr 8-Yr 9-yr AHT Peer Avg. Peer average includes: BEE, CHSP, CLDT, DRH, FCH, HST, HT, INN, LHO, PEB, RLJ, SHO Trailing Total Shareholder Returns as of 1/24/13 Source: Bloomberg 750% 800% 756%

Company Snapshots 12 Portfolio Statistics* Total Enterprise Value $4.2 B Total Gross Assets $4.9 B Peer Comparison 2nd Largest # of Hotels 123 # of Owned Rooms 25,767 # of Property Managers 5 $ ADR $135.74 $ RevPAR $101.51 RevPAR Growth % 5.1% Financial Statistics* Recent Share Price $11.71 (1/24/13) # Fully Diluted Shares 85.8 M Leverage Ratio 57.9% Debt Wtd. Avg. Maturity 3.6 Years Debt Wtd. Avg. Cost 4.9% Quarterly Dividend $0.11 Dividend Yield 3.8% (1/24/13) TTM AFFO per Share $1.53 TTM Dividend Coverage 3.6x *Reporting period is Q3 2012

Portfolio Overview 13 1% 59% 3% 37% Chain Scale* Luxury Upper Upscale Upper Midscale Upscale 31% 3% 5% 53% 4% 3% Brand Family* Hilton Hyatt Starwood Marriott IHG Independent 24% 4% 23% 49% Segmentation Group Contract Leisure Transient Corporate Transient *as a % of 3Q 2012 TTM EBITDA 73% 17% 10% MSA* Top 25 Top 50 Other

Capital Hilton – Washington D.C. 14

Crystal Gateway Marriott 15

Seattle Marriott Waterfront 16

Courtyard Philadelphia Downtown 17

Hilton Boston Back Bay 18

Asset Management Outperformance 19 39% 8% 49% 41% 50% 52% 51% 37% 53% 104% 63% 66% 0% 20% 40% 60% 80% 100% 120% 2007 2008 2009 2010 2011 YTD Q3 2012 Peer Avg AHT − Ashford consistently beats peers in hotel EBITDA flow throughs Peers include: BEE, CHSP, DRH, FCH, HST, HT, LHO, PEB, SHO Source: Company Filings

5.4% 4.8% 4.6% 4.1% 3.9% 3.8% 3.4% 3.0% 2.8% 2.1% 2.0% - - - 1.7x 1.7x 1.5x 1.8x 2.3x 3.6x 2.2x 3.2x 2.4x 3.9x 2.4x - 0.5 1.0 1.5 2.0 2.5 3.0 3.5 4.0 4.5 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% CLDT INN HT CHSP RLJ AHT DRH LHO Peer Avg HST PEB BEE FCH SHO A F F O C ove ra g e Divid e n d Yiel d Dividend Yield (as of 1/24/13) TTM Q3 2012 AFFO Per Share Dividend Coverage Attractive Dividend Yield & Coverage 20 − Ashford has both a high dividend yield and strong dividend coverage Source: Company filings & Bloomberg

Compelling Valuation 21 − Ashford is currently trading below the peer average on an EBITDA multiple and price per key basis Source: Company filings, SNL, Street research & First Call (as of 1/24/13) $429 $404 $367 $281 $278 $251 $248 $248 $245 $166 $163 $152 $148 $139 0.0x 2.0x 4.0x 6.0x 8.0x 10.0x 12.0x 14.0x 16.0x 18.0x $- $50 $100 $150 $200 $250 $300 $350 $400 $450 $500 BEE PEB LHO HST CHSP Peer Avg HT SHO DRH AHT RLJ CLDT FCH INN E BIT D A M u ltip le P ric e P er Ke y Price Per Key 2013 Consensus EBITDA Multiple

Most Highly-Aligned Management 22 21% 15% 6% 5% 3% 3% 3% 2% 2% 1% 1% 1% 1% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% AHT HT INN CLDT FCH RLJ HST CHSP SHO DRH BEE LHO PEB Insider ownership % Source: Company Filings

Low Risk on Balance Sheet 23 All debt is non- recourse Upcoming maturities have solid debt yields Highest leveraged loans have longest time to maturity • TTM September 2012 weighted average debt yields on maturities through 2014 are 12.6% • Excess cash flow • Undrawn $165m credit facility • $146m of unrestricted cash at end of Q3 2012 Strong liquidity

Highland Hospitality Update 24

Highland EBITDA Flows 25 32.7% 83.0% 95.9% 0% 20% 40% 60% 80% 100% 120% One Year Pre-Takeover One Year Post-Takeover TTM Q3 2012

Highland NOI Exceeds Underwriting 26 $79 $82 $86 $88 $91 $93 $95 $93 $70 $75 $80 $85 $90 $95 $100 Mar 2011 TTM Jun 2011 TTM Sep 2011 TTM Dec 2011 TTM Mar 2012 TTM Jun 2012 TTM Sep 2012 TTM U/W for Sep 2012 NO I $ ( in m il li o n s)

The Melrose – Washington D.C. 27 BEFORE AFTER

The Churchill – Washington D.C. 28 BEFORE AFTER

Next Steps for Ashford 29

Next Steps for Ashford 30 • Focus on growing Highland revenues • Growing EBITDA is best way to create shareholder value Intense operational focus to grow EBITDA • Build cash balance in preparation for next downturn Grow cash balance • Must be long-term accretive to stock price • Franchised, full-service preferred • Domestic & global opportunities Scour market for acquisition opportunities

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